SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT, dated as of April 6, 2007 (this “Subordination Agreement”) is by and among Kamal Abdallah, a US citizen and resident of the state of Texas, whose primary residence is 8 Links Green, San Antonio, TX 78257, (the “Junior Subordinated Obligation Holder”), Universal Property Development and Acquisition Corporation, a Nevada corporation (the “Borrower”), and Sheridan Asset Management, LLC, a Delaware limited liability company (the “Lender”).

WITNESSETH:

WHEREAS, the Lender and Borrower have entered into a Loan Agreement dated as of April 6, 2007 (as the same may be modified or amended from time to time, the “Loan Agreement”) the indebtedness pursuant to which shall be evidenced by the a Senior Secured Promissory Note due April 6, 2008 in the original aggregate principal amount of $3,635,000 (the “Senior Note”); and

WHEREAS, the Junior Subordinated Obligation Holder has provided a loan to the Borrower pursuant to a promissory note as described on Schedule A (the “Subordinated Note”) that sets forth the Borrower’s indebtedness to the Junior Subordinated Obligation Holder (“Junior Subordinated Obligation”).

NOW, THEREFORE, in consideration of the premises, the Lender, Borrower and the Subordinated Holder are entering into this Subordination Agreement in order to fully set forth the provisions by which all obligations or indebtedness of the Borrower under or pursuant to the Junior Subordinated Obligation is subordinate and junior in right of payment, and as to any security interest in the Borrower’s assets, to all Superior Indebtedness (as hereinafter defined).

1.  Subordination. The Junior Subordinated Obligation shall be subordinate and junior in right of payment, and as to any security interest in the Borrower’s assets, to all Superior Indebtedness to the extent provided in this §1.

(a)  Agreement to Subordinate.(i) The Junior Subordinated Obligation Holder hereby acknowledges and agrees that the indebtedness created by, and other obligations of any nature payable in respect of, the Junior Subordinated Obligation, including without limitation any renewals, rearrangements, or modifications thereof, are at all times, and in all respects, subordinate and junior in right of payment, and as to any security interest in the Borrower’s assets, to all Superior Indebtedness (as defined herein) on the following terms and conditions:

(1)  The Junior Subordinated Obligation Holder postpones and subordinates the Junior Subordinated Obligation and any and all other indebtedness, now or hereafter existing from Borrower to any Junior Subordinated Obligation Holder, including, but not limited to, all rights to receive payments, management fees or distributions, whether in cash or property or otherwise, to any and all obligation of the Borrower pursuant to the Superior Indebtedness. The Junior Subordinated Obligation Holder agrees that, so long as Borrower is indebted in any way pursuant to the Superior Indebtedness, Borrower shall not make any payment, whether in cash, property or otherwise, or grant any security interest, with respect to the Junior Subordinated Obligation Holder or the Junior Subordinated Obligation. If any payment or distribution, whether in cash, property or otherwise, is made by Borrower in violation of this Section 1(a)(i)(1), the Junior Subordinated Obligation Holder shall hold such payment in trust for the holder of the Superior Indebtedness and pay it over to such holder, or its representative, to the extent necessary to pay in full all Superior Indebtedness then remaining unpaid.

In the event of any proceedings relative to the Borrower or its property under any Debtor Relief Laws (as defined below), or in the event of any voluntary or involuntary liquidation, winding up or dissolution of the Borrower, or assignment for the benefit of creditors, the Holder of Superior Indebtedness shall be entitled to receive payment in full of the Superior Indebtedness (including, without limitation, post-petition interest, regardless of whether such interest is allowable under Section 506 of the United States Bankruptcy Code) before any of the Junior Subordinated Obligation Holder is entitled to receive any payment or distribution (whether in cash, property or securities) on account of the Junior Subordinated Obligation and, in the event any such payment or distribution is made upon or in respect of the Junior Subordinated Obligation from and after the commencement of any such proceedings, liquidation, winding-up or dissolution, the Junior Subordinated Obligation Holder shall hold such payment in trust for the holder of the Superior Indebtedness and pay it over to such holder, or its representative, on demand, to the extent necessary to pay in full all Superior Indebtedness then remaining unpaid;

(2)  In the event of any dissolution, winding up, liquidation, or reorganization of the Borrower under any Debtor Relief Law (as defined below) (whether voluntary or involuntary and whether in bankruptcy, insolvency, or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower or otherwise), Borrower, by its acceptance of this Subordination Agreement, and all Junior Subordinated Obligation Holder, by their acceptance thereof, covenant and agree as follows:

(A)  all Superior Indebtedness shall first be paid in full before any payment or distribution is made in respect of the Junior Subordinated Obligations;

(B)  any payment or distribution of assets of the Borrower or from the estate created by the commencement of any such proceedings, whether in cash, property, or securities, to which any of the Junior Subordinated Obligation Holder would be entitled in respect of the Junior Subordinated Obligation except for the provisions of this Section 1 (including any such payments or distributions which may be payable or deliverable by reason of the payment of any other indebtedness of the Borrower being subordinated to the payments due in respect of the Junior Subordinated Obligations), shall be paid or delivered by the Borrower, as the case may be, or any receiver, trustee in bankruptcy, liquidation trustee, agent, or other person making such payment or distribution directly to the holder of Superior Indebtedness or its representative, to the extent necessary to pay in full all Superior Indebtedness remaining unpaid, before any payment or distribution is made to any of the Junior Subordinated Obligation Holder in respect of Junior Subordinated Obligations; and

(C)  in the event that any payment or distribution of cash, property, or securities shall be received by any of the Junior Subordinated Obligation Holder in contravention of subsection (A) or (B) of this subsection (3) (including any such payments or distributions which may be payable or deliverable by reason of the payment of any other indebtedness of the Borrower being subordinated to the payments due in respect of the Junior Subordinated Obligation), before all Superior Indebtedness is paid in full, such payment or distribution shall be segregated and held in trust for the benefit of, and shall be paid over to, the holder of such Superior Indebtedness or its representative, to the extent necessary to pay in full all Superior Indebtedness then remaining unpaid, after giving effect to any concurrent payment or distribution to the holder of Superior Indebtedness;

The consolidation of the Borrower with, or the merger of the Borrower into, another corporation or the liquidation or dissolution of the Borrower following the sale, conveyance or lease of all or substantially all of its property to another corporation shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this subsection (3) if such other corporation shall, as a part of such consolidation, merger, sale, conveyance or lease, expressly assume in writing all of the Borrower’s, as the case may be, obligations under this Subordination Agreement.

(3)  If the Borrower or the Lender notifies the Junior Subordinated Obligation Holder that a Default or Event of Default (as defined in the Loan Agreement) in respect of any Superior Indebtedness shall have occurred (whether as a consequence of a failure to make a payment or otherwise), the Junior Subordinated Obligation Holder shall not take or receive any payment or distribution (whether in cash, property or securities) upon or in respect of all or any part of the Junior Subordinated Obligation unless and until such Default or Event of Default shall have been fully cured or waived and, in the event that the Junior Subordinated Obligation Holder receives any such payment or distribution, it shall hold such payment or distribution in trust for the Holder of Superior Indebtedness and pay it over to the holder or its representative, on demand;

(4)  Junior Subordinated Obligation Holder shall not demand, sue for, take, or receive by set-off or otherwise, any payment, whether in cash, property or otherwise with respect to the Junior Subordinated Obligations. Junior Subordinated Obligation Holder shall not proceed against Borrower if Borrower fails to make any payments of the Junior Subordinated Obligations, and will take no action to levy, execute, seize, or otherwise acquire any assets or property of the Borrower. The Junior Subordinated Obligation Holder specifically covenants and agrees that the position and security of the Lender with respect to all assets of the Borrower shall remain in all situations prior and superior to any rights of Junior Subordinated Obligation Holder in such assets or property.

(5)  If and so long as (i) the payment of the principal in respect of the Senior Note has not been accelerated by the Holder thereof, and (ii) no Event of Default described in Section 12 of the Loan Agreement shall then exist, the Junior Subordinated Obligation Holder shall not demand, sue for, or commence (or join in the commencement of) any action or proceeding against the Borrower under any Debtor Relief Laws unless and until the Superior Indebtedness shall have been paid in full;

(ii)  As used herein, “Superior Indebtedness” means the principal of, premium, if any, and interest on the Senior Note, and all fees, expenses, reimbursements, indemnities, premiums and other amounts payable under the Loan Documents (as defined in the Loan Agreement).

(iii)  As used herein, “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other applicable federal and state liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

(b)  Proofs of Claim. The Junior Subordinated Obligation Holder undertakes and agrees for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proofs of claim in order to prove and realize upon any rights or claims pertaining to the Junior Subordinated Obligation and to effectuate the full benefit of the subordination contained herein.

(c)  Further Rights. No right of the holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or by any act or failure to act by any such holder, or by any noncompliance by the Borrower with the terms and provisions and covenants hereof, regardless of any knowledge thereof with which any such holder may have to be otherwise charged. The holder of Superior Indebtedness may extend, renew, modify, supplement or amend the terms of the Superior Indebtedness or any security therefor or guaranty thereof and release, sell, exchange or enforce such security or guaranty or elect any right or remedy, or delay in enforcing or release any right or remedy and otherwise deal freely with the Borrower, all without notice to the Junior Subordinated Obligation Holder and all without affecting the liabilities and obligations of the Borrower or the Junior Subordinated Obligation Holder under this Subordination Agreement. The Junior Subordinated Obligation Holder shall not, so long as any Superior Indebtedness shall be outstanding, obtain a security interest in any property of the Borrower in order to secure the payment of the Junior Subordinated Obligations.

(d)  Defaults. The failure to make any payment due by reason of any provision of this §1 shall not be construed as preventing the occurrence of a default under such Junior Subordinated Obligation.

(e)  Obligations Not Impaired. The foregoing provisions are solely for the purpose of defining the relative rights of the holder of Superior Indebtedness on the one hand, and the Junior Subordinated Obligation Holder on the other hand, and nothing therein shall between the Borrower and Lender, the obligation of the Borrower to pay the Junior Subordinated Obligation in accordance with their terms; nor shall anything herein prevent the Junior Subordinated Obligation Holder from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of the Holder of Superior Indebtedness as herein provided for.

(f)  References. All references herein to the Junior Subordinated Obligation Holder shall refer to them solely in their capacities as Holder of the Junior Subordinated Obligation.

(g)  Assignment of Indebtedness. No Junior Subordinated Obligation Holder shall assign or transfer any of the Junior Subordinated Obligation to any third party without Lender’s prior written consent.

2.  Acceleration of Obligations. Should Borrower or Junior Subordinated Obligation Holder violate any term or condition of this Subordinated Agreement, such violation shall constitute an Event of Default (as defined in the Loan Agreement) under the Superior Indebtedness, and Lender shall have the right to immediately and without notice to Borrower or Junior Subordinated Obligation Holder, accelerate the maturity of any Superior Indebtedness.

3.  Legend on Instruments. Junior Subordinated Obligation Holder shall place a legend, in form and substance acceptable to Lender, referencing the subordination provided under this Subordination Agreement on any paper, document or instrument evidencing any of the Junior Subordinated Obligations.

4.  Expenses. Should it be necessary for Lender to initiate legal action in order to enforce and protect its rights under this Subordination Agreement, Junior Subordinated Obligation Holder shall reimburse Lender for all costs and expenses incurred in respect to such action, including, but not limited to, reasonable attorney’s fees (which may include those allocable to Lender’s in-house counsel).

5.  Governing Law. The validity, meaning and effect of this Subordination Agreement shall be determined in accordance with the laws of New York applicable to contracts made and to be performed within that state.

6.  Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered, or shall be sent by certified or registered mail, return receipt requested, postage prepaid and addressed (i) if to the Borrower, as set forth in Section 13 of the Loan Agreement, or to such other address as may have been furnished to the other parties to this Subordination Agreement by written notice, (ii) if to the Lenders, as set forth in Section 13 of the Loan Agreement, or to such other address as may have been furnished to the other parties to this Subordination Agreement by written notice, and (iii) if to any of the Junior Subordinated Obligation Holder, as set forth on Schedule A, attached hereto, next to such Junior Subordinated Obligation Holder’s name, or to such other address as may have been furnished to the other parties to this Subordination Agreement by written notice.

7.  Counterparts. This Subordination Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same document.

8.  Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

9.  Successors and Assigns. The provisions hereof shall be binding upon and shall inure to the benefit of the Borrower, Lender and each of the Junior Subordinated Obligation Holder, and their respective heirs, legatees, successors and permitted assigns.

10.  Amendments and Waivers. No amendment, modification, supplement, extension, termination or waiver of any provision hereof, and no approval or consent hereunder, shall be effective unless approved in writing by the Borrower and Lender.

11.  Severability. If any provision of this Subordination Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force or effect, but the illegality or unenforceability shall have no effect upon, and shall not impair the enforceability of, any other provision of this Subordination Agreement.

12.  Attorney’s Fees. If any party shall commence a proceeding to enforce any provisions of this Subordination Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned has executed this Subordination Agreement as of the date first above written.

KAMAL ABDALLAH

Schedule A

1. Promissory Note with Confessed Judgment Provisions of $853,696, immediately due and payable by the Borrower to Kamal Abdallah.